Exhibit 4.16.4
PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED.
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.
REDACTED MATERIAL IS MARKED WITH [***].
AMENDMENT NO. 3 TO PACKAGING AND SUPPLY AGREEMENT
This Amendment No. 3 (the “Amendment"), entered into and effective on January 1, 2021 (the "Amendment Effective Date"), to the Packaging and Supply Agreement, as amended, entered into by and between Sharp Corporation, a Pennsylvania corporation with principal place of business at 7451 Keebler Way, Allentown, Pennsylvania 18106 ("Sharp"), and Indivior UK Limited located at Chapleo Building, Henry Boot Way, Priory Park, Hull HU4 7BY, United Kingdom ("Manufacturer" or “Indivior”) on September 7, 2017 (the " Agreement").
WHEREAS the parties desire to amend the Agreement as follows:
1.    Section 11.1 of the Agreement, “Initial Term; Term” is deleted in its entirety and replaced with the following:
“Initial Term; Term. The initial term of this Agreement will begin on the Effective Date and, unless terminated in accordance with this Agreement, continue until December 31, 2021 (the “Initial Term”). This Agreement may be extended for additional periods (such additional periods are each a “Subsequent Term,” and collectively with the Initial Term, the “Term”) by mutual written agreement reached by the parties prior to expiration or termination of this Agreement. The terms and conditions of each Subsequent Term, including but not limited to the applicable Price per Section 5.1(b) and duration thereof, shall be mutually agreed upon in a written document signed by both parties. The Term shall end upon expiration of this Agreement or its earlier termination as set forth herein.”
2.    Exhibit A of the Agreement, as amended by the First Amendment to the Packaging and Supply Agreement, dated March 23, 2018 (the “First Amendment”) is hereby amended, such that
a)    The pricing tables for SUBLOCADE® (“SUBLOCADE”) Large Pouch Two Step (Launch), SUBLOCADE Large Pouch One Step, SUBLOCADE Small Preprinted Pouch One Step and Project [***] are hereby deleted; and
b)    New pricing tables (Current [***] Operations) are hereby added for SUBLOCADE US, Canada (CA), Australia (AUS), MoW (Most of World) and PERSERIS® (“PERSERIS”) US (formerly referred to as [***] in the First Amendment) as set forth in the attached Exhibit A, which is hereby incorporated by reference into the Agreement as if fully set forth therein; and
c)    New lot sizes are hereby added for SUBLOCADE and PERSERIS as set forth in the attached Exhibit A; and
d)    New pricing tables with effective date of April 1, 2021 ([***] and [***] Operations) are hereby added as set forth in the attached Exhibit A for SUBLOCADE US, CA, AUS, MoW and PERSERIS US, driven by cost reductions through Indivior funded automation improvements; and
e)    Overtime shift charges as defined in the First Amendment are hereby deleted and replaced in their entirety with the SUBLOCADE and PERSERIS overtime shift charges as set forth in the attached Exhibit A; and
f)    The Sharp 2018 Holidays table is hereby deleted in its entirety.
g)    Storage charges for SUBLOCADE (controlled drug) and PERSERIS (non-controlled drug) are hereby added as set forth in the attached Exhibit A.
3.    Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
4.    The Agreement as modified by this Third Amendment contains the entire understanding between the parties hereto with respect to the transactions contemplated by the Agreement and supersedes and replaces all prior and contemporaneous agreements and understandings oral or written with regard to such transactions.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representatives, as of the Amendment Effective Date.

INDIVIOR UK Limited		SHARP CORPORATION

By:	/s/ Hillel West	By:	/s/ Jeff Benedict

Name:	Hillel West	Name:	Jeff Benedict

Title:	Chief Manufacturing & Supply Officer	Title:	Chief Commercial Officer

Date:	1 January 2021	Date:	January 1, 2021

EXHIBIT A
SUBLOCADE® (“SUBLOCADE”) and PERSERIS® (“PERSERIS”) Products/Pricing
I. SUBLOCADE® Products/Pricing
PRICELIST:
Overtime Shift Rates:

Saturday Overtime	$[***]	Per Shift
Sunday Overtime	$[***]	Per Shift
Holiday Overtime	$[***]	Per Shift
Storage Fees:

Storage – Ambient, Controlled	$[***] per Pallet
Pallet charges will be assessed according to the following schedule:
-     Customer supplied materials: 90 days after receipt of material
-     Inventory Destruction Requests: 30 days after issuance of quote
-     Finished goods: 30 days after production
-     Special circumstances as needed (for example, safety stock programs)

Storage – Cold Chain, Controlled	$[***] per Pallet
Pallet charges will be assessed according to the following schedule:
-     Customer supplied materials: 90 days after receipt of material
-     Inventory Destruction Requests: 30 days after issuance of quote
-     Finished goods: 30 days after production
-     Special circumstances as needed (for example, safety stock programs)

CURRENT [***] OPERATIONS
Effective Date: January 1st 2021
Price Per Carton:

Lot Size	USA	Canada	Australia
[***]	[***]	[***]	[***]
SUBLOCADE US:
•    [***]
•    [***]
•    [***]
•    [***]
•    [***]
SUBLOCADE CANADA:
•    [***]
•    [***]
•    [***]
•    [***]
SUBLOCADE AUSTRALIA:
•    [***]
•    [***]
•    [***]
•    [***]
[***] AND [***] OPERATIONS
Effective Date: April 1st 2021
Price Per Carton:

Lot Size	US	Canada	AUS
[***]	[***]	[***]	[***]
SUBLOCADE US:
•    [***]
•    [***]
•    [***]
•    [***]
SUBLOCADE CANADA:
•    [***]
•    [***]
•    [***]
•    [***]
SUBLOCADE AUSTRALIA:
•    [***]
•    [***]
•    [***]
•    [***]

SUBLOCADE MOW – 1 LABEL , SERIALIZED (SAME AS US):
•    [***]
•    [***]
•    [***]
•    [***]
SUBLOCADE MOW – 1 LABEL, NOT SERIALIZED (SAME AS AUSTRALIA):
•    [***]
•    [***]
•    [***]
•    [***]
SUBLOCADE MOW – 2 LABELS, SERIALIZED (SAME AS CANADA):
•    [***]
•    [***]
•    [***]
•    [***]
SUBLOCADE MOW – 2 LABELS, NOT SERIALIZED (NEW CONFIGURATION):
•    [***]
•    [***]
•    [***]
•    [***]

Lot Size	Price Per Carton
[***]	[***]

II. PERSERIS Products/Pricing
PRICELIST:
Spor-Klenz Cleaning: $[***] per clean
Overtime Shift Rates:

Saturday Overtime	$[***]	Per Shift
Sunday Overtime	$[***]	Per Shift
Holiday Overtime	$[***]	Per Shift
Storage Fees:

Storage – Ambient	$[***] per Pallet
Pallet charges will be assessed according to the following schedule:
-     Customer supplied materials: 90 days after receipt of material
-     Inventory Destruction Requests: 30 days after issuance of quote
-     Finished goods: 30 days after production
-     Special circumstances as needed (for example, safety stock programs)

Storage – Cold Chain	$[***] per Pallet
Pallet charges will be assessed according to the following schedule:
-     Customer supplied materials: 90 days after receipt of material
-     Inventory Destruction Requests: 30 days after issuance of quote
-     Finished goods: 30 days after production
-     Special circumstances as needed (for example, safety stock programs)

CURRENT [***] OPERATIONS
Effective Date: January 1st 2021
PERSERIS US WIP A – 90mg Trade, 90mg Sample, 120mg Trade, 120mg Sample:
•    [***]
•    [***]

Lot Size	Price per Pouch
[***]	[***]
PERSERIS US WIP B – 90mg Trade, 90mg Sample, 120mg Trade, 120mg Sample:
•    [***]
•    [***]

Lot Size	Price per Pouch
[***]	[***]
PERSERIS US FINISHED KITS – 90mg Trade, 90mg Sample, 120mg Trade, 120mg Sample:
•    [***]
•    [***]
•    [***]

Lot Size	Price per Pouch
[***]	[***]
[***] AND [***] OPERATIONS
Effective Date: April 1st 2021
PERSERIS US WIP A – 90mg Trade, 90mg Sample, 120mg Trade, 120mg Sample:
•    [***]
•    [***]

Lot Size	Price per Pouch
[***]	[***]
PERSERIS US WIP B – 90mg Trade, 90mg Sample, 120mg Trade, 120mg Sample:
•    [***]
•    [***]

Lot Size	Price per Pouch
[***]	[***]
PERSERIS US FINISHED KITS – 90mg Trade, 90mg Sample, 120mg Trade, 120mg Sample:
•    [***]
•    [***]
•    [***]

Lot Size	Price per Pouch
[***]	[***]